Exhibit 10.10

FORM OF OPTION AGREEMENT

THIS OPTION AGREEMENT issued pursuant to POTBELLY CORPORATION 2004 EQUITY INCENTIVE PLAN (this “Agreement”) is made in Chicago, Illinois by and between the employee whose name appears below (the “Employee”) and POTBELLY CORPORATION, a Delaware corporation (the “Company”).

Recitals

A. The Company has implemented the Potbelly Corporation 2004 Equity Incentive Plan which, together with any amendments thereto, is hereinafter referred to as the “Plan”.

B. The Company desires to grant to the Employee options (the “Options”) to purchase from the Company shares of the Company’s Common Stock, $.01 par value per share (the “Common Stock”), pursuant to the Plan.

Agreements

NOW THEREFORE, in consideration of the prior recitals, the Company hereby grants to the Employee, and the Employee hereby accepts, the Options immediately described below on the terms and conditions contained herein.

EMPLOYEE:
GRANT DATE:
EXPIRATION DATE:
NUMBER OF SHARES:
OPTION EXERCISE PRICE ($ PER SHARE):

The Options shall vest and, subject and pursuant to the provisions of the Plan and this Agreement (including the immediately following paragraph), shall be exercisable to the extent of [Insert Applicable Vesting Schedule]. The Options shall be subject to accelerated vesting and exercisability as set forth in the Executive Employment Contract and Equity Incentive Plan dated as of June 16, 2008, between the Employee and the Company (the “Employment Agreement”).

THE OPTIONS, AND THE RIGHTS AND OBLIGATIONS OF THE EMPLOYEE AND THE COMPANY WITH RESPECT TO THE OPTIONS, ARE SUBJECT TO THE PLAN AND THE TERMS AND CONDITIONS OF THIS OPTION AGREEMENT ATTACHED HERETO, INCLUDING SCHEDULE I THERETO (THE “TERMS AND CONDITIONS”), BOTH OF WHICH ARE INCORPORATED HEREIN BY REFERENCE; PROVIDED, HOWEVER, THAN IN THE EVENT OF ANY INCONSISTENCY BETWEEN A PROVISION OF THIS AGREEMENT (INCLUDING ANY PROVISION OF THE EMPLOYMENT AGREEMENT TO THE EXTENT REFERENCED HEREIN) AND THE PLAN, THE TERMS OF THIS AGREEMENT SHALL CONTROL; AND PROVIDED FURTHER THAT ANY DISPUTE BETWEEN THE COMPANY AND THE EMPLOYEE WITH RESPECT TO THIS AGREEMENT SHALL BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE EMPLOYMENT AGREEMENT.

This grant of the Options shall be null and void unless the Employee accepts this Agreement by executing it in the space provided below and returning an original executed copy to the Company on or before [Insert Date]. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

Initially capitalized terms used but not defined in this Agreement have the same meanings given them in the Plan as in effect on the date of this Agreement.

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[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Employee have duly executed this Agreement as of the dates set forth below.

POTBELLY CORPORATION		EMPLOYEE

By:
[Title]

Date:		Social Security Number:

Date:

TERMS AND CONDITIONS OF OPTION AGREEMENT

1. Exercise of Options.

1.1 The Options may be exercised (to the extent vested) by giving written notice to the Committee specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full using such method of payment as the Committee in its sole and absolute discretion deems appropriate; provided, however, that if Options are exercised after an initial public offering of the Company’s stock, the Committee shall not unreasonably refuse to permit a cashless exercise.

2. Termination of Options. In no event may the Options be exercised after they terminate as set forth in this Section 2.

2.1 If:

(a)	The Employee’s employment with the Company terminates for any reason other than Cause, Disability or death, then, only to the extent they are vested at the time of such termination (taking into account any acceleration of vesting provided for in the Employment Agreement), the Options may thereafter be exercised by the Employee until and including the earlier to occur of (and to the extent they are not so exercised shall terminate upon): (i) the date that is one year after the effective date of the Employee’s termination of employment, and (ii) the Expiration Date;

(b)	The Employee’s employment with the Company terminates by reason of Disability or death, then, only to the extent they are vested at the time of such Disability or death (taking into account any acceleration of vesting provided for in the Employment Agreement), the Options may thereafter be exercised by the Employee or the Employee’s Legal Representative until and including the earlier to occur of (and to the extent they are not so exercised shall terminate upon): (i) the date that is one year after the effective date of the Employee’s termination of employment, and (ii) the Expiration Date;

(c)	The Employee dies during the period set forth in Section 2.1(a) above following termination of employment for a reason other than Cause, then, only to the extent they are vested at the time of Employee’s death (taking into account any acceleration of vesting provided for in the Employment Agreement), the Options may thereafter be exercised by the Employee’s Legal Representative until and including the earlier to occur of (and to the extent they are not so exercised shall terminate upon): (i) the date that is one year after the effective date of the Employee’s termination of employment, and (ii) the Expiration Date; and

(d)	The Employee’s employment is terminated by the Company for Cause or, prior to June 16, 2011, Employee terminates his employment without Good Reason (each as defined in the Employment Agreement), then the Options (whether vested or unvested) shall terminate in their entirety automatically upon such termination.

2.2 Notwithstanding anything in this Agreement to the contrary the Options shall terminate, to the extent not exercised or earlier terminated, on the Expiration Date.

3. Corporate Transaction. In the event of a Corporate Transaction (as defined in the Plan), the Board (as constituted immediately prior to such Corporate Transaction) may, in its sole and absolute discretion, take any one or more of the following actions with respect to the Options:

(a)	provide that the Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation or entity (or an affiliate thereof); provided, that, that any such options substituted for incentive stock options shall meet the requirements of Section 422(a) of the Code;

(b)	upon written notice to the Employee, provide that the vested but unexercised portion of the Options will terminate immediately prior to the consummation of such Corporate Transaction unless exercised by the Employee within a specified period following the date of such notice and prior to the consummation of such Corporate Transaction;

(c)	in the event of a transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share sold, disposed of or surrendered in the transaction (the “Transaction Price”), and if the exercise price of the Options is less than Transaction Price, make or provide for a cash payment to the Employee, in exchange for the termination of the vested position of the Options, equal to the difference between (i) the Transaction Price times the number of shares of Common Stock subject to the vested portion of the Options, and (ii) the aggregate exercise price of the vested portion of the Options; or

(d)	provide that all or any portion of the Options shall vest in full immediately prior to such Corporate Transaction and shall terminate immediately following such Corporate Transaction.

Notwithstanding the foregoing, the Company shall (i) with respect to the vested portion of the Options, either allow the Employee to exercise such portion of the Options on or prior to any Corporate Transaction or pay to Employee, in cancellation of such portion of the Options, the price set forth in (c) above or take the actions specified by (a) above and (ii) with respect to the unvested portion of the Options, allow such portion to vest or take the actions specified by (a) above.

4. Initial Public Offering Lock-Up. The Employee hereby agrees that in the event the Company consummates an initial public offering of Common Stock issued pursuant to a registration statement declared effective under the Securities Act of 1933 (“IPO”), the Employee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, otherwise dispose of or take other actions prohibited by the managing underwriter with respect to, any shares of capital stock of the Company (or any rights to acquire capital stock of the Company) then held by such Employee (including without limitation any shares of Common Stock acquired via an exercise of the Options, irrespective of whether such exercise occurred before or after the consummation of such IPO) for such period of time as may be established by the managing underwriter for such IPO. Executive further agrees that if requested by the Company or the manager underwriter to do so during the IPO process, he shall promptly execute such additional documents as may be necessary or appropriate to confirm the matters described above in this paragraph.

5. Other Applicable Provisions. The shares of Common Stock acquired upon exercise of the Options shall be subject to the terms and conditions set forth on Schedule I annexed hereto.

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SCHEDULE I

OTHER TERMS AND CONDITIONS

Any shares of Common Stock acquired pursuant to an Exercise (hereinafter referred to in this Schedule I as “Shares”) shall be governed in accordance with the terms and provisions of this Schedule I. Capitalized terms, unless otherwise defined herein, shall have the meanings set forth in the Employment Agreement.

A.	Repurchase Right.

1.	Repurchase Right. In the event that (a) the Employee’s employment is terminated for Cause or (b) prior to the earlier of June 16, 2011, or the occurrence of a Corporate Transaction, Executive terminates his employment without Good Reason, then the Company shall have the right (but not the obligation) to repurchase any or all of the Shares. The Company’s right to repurchase the Shares (the “Share Repurchase Right”) shall be subject to the terms and subject to the conditions set forth in this Section A.

2.	Exercise of Share Repurchase Right. The Company may exercise the Share Repurchase Right by written notice to the Employee within 180 days after the later of (a) the Employee’s termination of employment, or (b) the date the Options are exercised. If the Company fails to give notice within the period specified in the immediately preceding sentence, the Share Repurchase Right shall terminate unless the Company and the Employee or the Employee’s Legal Representative have extended the time for the exercise of the Share Repurchase Right. The Share Repurchase Right may be exercised with respect to any portion or all of the Shares, as determined by the Company in its sole and absolute discretion.

3.	Payment and Return of Shares. Within 30 days after the date of the mailing of the written notice of exercise of the Share Repurchase Right, the Employee shall deliver to the Company a certificate or certificates for the Shares being purchased, duly endorsed or otherwise in proper form for transfer, and the Company shall pay to the Employee an amount equal to the product of the number of Shares purchased by the Company multiplied by (a) in the case of Executive’s termination for Cause, the lower of Fair Market Value and the Exercise Price paid by Executive to exercise the Options, or (b) in the event Executive terminates his employment without Good Reason prior to the earlier of June 16, 2011, or the occurrence of a Corporate Transaction, the Exercise Price paid by Executive to exercise the Options.

B.	Transfer Restrictions on Purchased Shares.

1.	Employee shall not transfer any Shares except in compliance with this Section B.

2.

Except (a) pursuant to (i) a Corporate Transaction, (ii) the Share Repurchase Right set forth in Section A, or (iii) a transfer described in Section B.3., or (b) after an IPO, Employee shall not during his lifetime sell or otherwise transfer (including a transfer by gift or operation of law) any Shares without the prior written consent of the Committee (which consent may be granted or withheld in its sole and absolute discretion). The restrictions of this Section B shall not apply to a transfer of the Shares on the Employee’s death by will or intestacy.

3.	The transfer of any or all of the Shares to the Employee’s Family Group during the Employee’s lifetime shall be permitted under this Section B. For purposes of this Section B, “Family Group” means (a) Employee’s spouse, siblings and descendants (whether natural or adopted) and any of such descendants’ spouses; (b) any trust that at the time of such transfer and at all times thereafter is and remains solely for the benefit of the Employee and/or the persons described in clause (a) and/or the entities described in clause (c); and (c) any family limited partnership, limited liability company, Subchapter S corporation, or other tax flow-through entity, the partners, members or other equity owners of which at the time of such transfer and at all times thereafter consist solely of the Employee and/or the persons described in clause (a) and/or the trusts described in clause (b). In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Schedule I, and shall execute and deliver a copy of this Schedule I to the Company and there shall be no further transfer of such Shares except in accordance with the terms of this Schedule I.

4.	The restrictions on transfer described in this Section B shall terminate as to any Shares upon consummation of the Company’s IPO (with subsequent transfers remaining subject to federal and state securities laws).

C.	Drag-Along Obligations.

1.	If a Corporate Transaction is duly authorized, then the Employee covenants and agrees to vote for and raise no objections against such Corporate Transaction. If the Corporate Transaction is structured as a (a) merger or consolidation, Employee covenants and agrees to waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation, or (b) a sale of shares of Common Stock, Employee covenants and agrees to sell all of his Common Stock on terms and conditions approved by the Board. In addition, Employee covenants and agrees to take all necessary or desirable actions in connection with the consummation of the Corporate Transaction as requested by the Board.

2.	The obligations of the Employee described in Section C.1. with respect to a Corporate Transaction are subject to the satisfaction of the following conditions: (a) the consideration payable upon consummation of any such Corporate Transaction shall be allocated among the holders of Common Stock based upon their pro rata share of the Common Stock, and (b) upon the consummation of any such Corporate Transaction, all of the holders of Common Stock shall receive (or shall have the right to receive) the same form of consideration.

3.	If the Company enters into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange

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Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the Employee shall, at the request of the Board, appoint a “purchaser representative” (as such term is defined in Rule 501 promulgated under the Securities Act of 1933) designated by the Board, the cost of which shall be borne by the Company.

D.	Tag-Along Rights.

1.	If in connection with a Corporate Transaction which meets the requirements of Section 6.1 of the Fifth Amended and Restated Stockholders Agreement dated February 13, 2006, among the Company and the Stockholders listed on the Exhibits thereto, as amended, any stockholder or group of stockholders of the Company will be selling shares representing a majority of the outstanding shares of the Company, Employee shall have the right, by written notice to the Board within ten business days after having been notified by the Company of the terms and conditions of such Corporate Transaction (or sooner if required to meet the timing of the Corporate Transaction), to sell in such Corporate Transaction that number of Shares which bears the same ratio to the total number of Shares as the number of shares being sold by the selling stockholders bears to the total number of shares of the Company owned by such stockholders. Any such sale by Employee under this Section shall be at the same price per share and upon the same terms and conditions (including, without limitation, time of payment and form of consideration) as are applicable to selling stockholders. In order to be entitled to exercise his right to sell Shares to the proposed transferee pursuant to this Section, Employee must agree to make to the proposed transferee the same covenants, indemnities and agreements as the selling stockholders agree to make in connection with such sale and such representations and warranties (and related indemnification) as to his ownership of his Shares as are given by the selling stockholders with respect to their ownership of shares; provided, that the liabilities thereunder (other than with respect to the ownership of Employee’s Shares being transferred, which shall be several obligations) shall be borne on a pro rata basis based on the number of shares sold by each of the selling stockholders and the Employee.

E.	Transfers; Legend.

1.	In the event of any purported transfer by Employee of any Shares in violation of the provisions of this Schedule I, such purported transfer will be void and of no effect and the Company will not give effect to such transfer.

2.	Each certificate representing Shares issued to the Employee will bear a legend on the face thereof substantially to the following effect (with such additions thereto or changes therein as the Company may be advised by counsel are required by law or necessary to give full effect to this Schedule I, the “Legend”):

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT AMONG THE COMPANY AND THE

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HOLDER OF THESE SHARES, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH AGREEMENT TO THE EXTENT APPLICABLE TO THE HOLDER BY THE TERMS OF SUCH AGREEMENT.”

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

3.	The Legend will be removed by the Company by the delivery of substitute certificates without such Legend in the event of a termination of this Schedule I pursuant to the terms hereof, provided however, that the second paragraph of the Legend will only be removed if at such time it is no longer required for purposes of applicable securities laws and the Company receives an opinion to such effect from counsel to the Employee in form and substance reasonably satisfactory to the Company.

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